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                                                                    EXHIBIT 10.1

                            FORM OF PROMISSORY NOTE

Amount:    $670,000.00
Date:      April 2, 2004

      FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of CHARLES VANELLA (or as he may otherwise direct) ("Lender") the principal sum of SIX HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS ($670,000.00), together with interest and costs in lawful money of the United States of America as hereinafter provided.

      All unpaid indebtedness under this Note shall bear interest at a rate per annum before default equal to eight (8%) percent per annum. During the period of any default, the rate of interest shall be increased to ten (10%) percent per annum.

      Principal and interest shall be payable under this Note as follows. The entire unpaid principal balance and all accrued but unpaid interest under this Note shall be immediately due and payable upon completion of the initial public offering of the shares of Tarpon Industries, Inc. (f/k/a Wall St. Acquisitions, Inc.), or nine (9) months from the date hereof whichever occurs first. All payments received hereunder shall, at the option of Lender, first be applied against accrued interest and the balance against principal. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only.

      All installments, when received, shall be applied on interest then due and the balance, if any, on principal. Interest shall be computed on the basis of a 360-day year and a 30-day month, except any partial month period shall be based on the actual number of days elapsed that month.

      This Note may be prepaid in whole or in part, without penalty. Prepayments shall, at Lender's option, be applied first upon accrued but unpaid interest, and then in reduction of the outstanding principal balance.

      There shall exist a default under this Note in the event of the failure to make any payment hereunder when it shall be first due. Any default of the Borrower under the Stock Redemption Agreement of event date or the Stock Pledge Agreement of even date shall be a default of this Note. It shall also be a default of this Note, if the guaranty of Tarpon Industries, Inc. contained in this Note, or any guaranty that now or in the future secures payment or performance of the Note, is terminated or limited for any reason. At any time after the occurrence of the foregoing events of default, the entire principal of this Note remaining unpaid at that time together with the accrued interest thereon, shall, at the election of the holder hereof and without notice of such election and without demand or presentment, become immediately due and payable, anything contained herein or in any other agreement securing or evidencing the indebtedness hereunder to the contrary notwithstanding, and all costs and expenses of collection including a reasonable attorney fee, shall be added to and become part of the total indebtedness.

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      Acceptance of partial payment shall not be deemed to constitute an accord and satisfaction a waiver or a compromise of any sum or obligation owing or default existing hereunder, and shall instead be deemed a payment on account.

      It is not intended by this Note to impose upon the maker any obligation to pay interest in excess of the maximum rate of interest permitted by law. Any interest determined to exceed that maximum rate of interest shall automatically abate to the extent of the excess. Moreover, if the holder hereof should, in good faith and by reference to the provisions of law or an adjudication determine that the maximum permissible rate of interest has been exceeded, the holder shall thereupon have the option of declaring the unpaid balance of this Note to be due and payable in full.

      Borrower acknowledges and consents to the in, personam jurisdiction and venue of the federal and state courts within the State of Michigan for the purpose of the enforcement of and provision of this Note. Borrower agrees that any suit hereunder may be brought in the Circuit Court of Oakland County, Michigan or the United States District Court for the Eastern District of Michigan, Southern Division, and that Borrower will not raise and hereby waives any objections that Borrower may or could have to either jurisdiction or venue therein.

      This Note and the liability of all parties hereunder shall be governed by the laws of the State of Michigan, where this Note has been delivered for value.

BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, INCLUDING ANY CLAIM, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ("CLAIM") THAT IS BASED UPON, ARISES OUT OF, OR RELATES TO THIS PROMISSORY NOTE, THE REDEMPTION AGREEMENT, THE SHARE PURCHASE AGREEMENT OR THE INDEBTEDNESS.

      THIS NOTE SHALL BE SUBORDINATE TO COMERICA BANK PURSUANT TO A SEPARATE SUBORDINATION AGREEMENT OF EVEN DATE ENTERED INTO BETWEEN CHARLES VANELLA AND COMERICA BANK, AND SHALL BE PARI PASSU WITH THE SUBORDINATED NOTE HOLDERS FROM BRIDGE FINANCING OF TARPON INDUSTRIES, INC..

                                            EUGENE WELDING COMPANY, a
                                            Michigan corporation

                                            By:
                                                --------------------------------

                                            Its: President & CEO

                                            Tax  Identification No: 38145 1474

                    ***Guaranty Appears on Following Page***

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                                    GUARANTY

In consideration of and as an inducement for the Charles Vanella's execution of the Stock Redemption Agreement of even date and acceptance of this Promissory Note ("Note") as partial payment of the applicable purchase price, the undersigned ("Guarantor"), unconditionally and irrevocably guarantees to Charles Vanella or the holder of this Note the full and prompt payment when due of all amounts due under the Note and all other existing and future indebtedness and liabilities of every nature and kind, now or hereafter owing from Eugene Welding Company, Inc. (the "Corporation"), its successors and assigns to Charles Vanella or the holder of this Note, and all interest and late charges accrued thereon (the "Indebtedness"). The term "Note" as used in this Guaranty shall include the Note and all renewals, extensions and modifications thereof.

      Guarantor guarantees that if the Corporation, its successors or assigns shall for any reason default under the Note, Guarantor shall forthwith, without further action by Charles Vanella or the holder of this Note against the Corporation, pay such Indebtedness to Charles Vanella or the holder of this Note, and faithfully perform and fulfill all obligations. Guarantor also guarantees that if payment of this Note becomes due and the Corporation, its successors or assigns shall be unable to make payment because the terms and conditions for the release of the Comerica Bank subordination agreement have not been satisfied, such event shall be treated for purposes of this Guaranty as an event of default by the Corporation under the Note, and Guarantor shall forthwith, without further action by Charles Vanella or the holder of this Note against the Corporation, pay such Indebtedness to Charles Vanella or the holder of the Note, and faithfully perform and fulfill all obligations. Guarantor further guarantees to pay Charles Vanella or the holder of this Note all damages, including, without limitation, all attorneys' fees and expenses that may arise in consequence of any default by the Corporation, its successors or assigns under the Note, and/or by the enforcement of this Guaranty.

      Without affecting Guarantor's obligations to Charles Vanella or the holder of this Note hereunder, Guarantor consents that Charles Vanella or the holder of this Note may, in its sole discretion and without notice to Guarantor, renew, extend or modify the Note at any time. Guarantor waives: (a) notice of acceptance of this Guaranty by Charles Vanella or the holder of this Note; and
(b) notice of presentment, demand for payment, protest, or of action of any nature on any default under the Note, including the right to require Charles Vanella or the holder of this Note to sue or otherwise to enforce payment of Indebtedness under the Note.

      All of Charles Vanella's or the holder of this Note's rights and remedies under the Note and/or under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein or herein mentioned, whether exercised by Charles Vanella or the holder of this Note or not, is intended to be in exclusion or a waiver of any of the others. This Guaranty represents the entire agreement between Guarantor and Charles Vanella or the holder of this Note with respect to the subject matter hereof and can only be modified, waived or terminated by a writing signed by Charles Vanella or the holder of this Note. This Guaranty shall be construed according to the laws of the State of Michigan that are applied to guaranties made and to be performed in that state.

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      This Guaranty shall be binding upon the Guarantor, and the Guarantor's successors and assigns, and shall inure to the benefit of Charles Vanella or the holder of this Note, its successors and assigns.

GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, INCLUDING ANY CLAIM, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ("CLAIM") THAT IS BASED UPON, ARISES OUT OF, OR RELATES TO THIS GUARANTY, THE PROMISSORY NOTE, THE REDEMPTION AGREEMENT, THE SHARE PURCHASE AGREEMENT OR THE INDEBTEDNESS.

      THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL OF THE PROVISIONS OF THIS GUARANTY.

                                              TARPON INDUSTRIES, INC., a
                                              Michigan corporation

                                              By:
                                                  ------------------------------

                                              Its: CHAIRMAN, CEO

                                              Tax Identification No: 300030900

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